Commitments and Contingent Liabilities	3 Months Ended
Mar. 31, 2012
Commitments and Contingent Liabilities [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES

NOTE 15: — COMMITMENTS AND CONTINGENT LIABILITIES

a.	Companies of the Group have leased offices, warehouse space and equipment under operating leases for periods through 2018. The minimum annual rental payments, under non-cancelable lease agreements, are as follows:

March 31, 2012
3/31/2013	$2,695
3/31/2014	1,979
3/31/2015	1,515
3/31/2016	858
3/31/2017	434
Thereafter	759

$8,240

Total rent expenses were $921 and $886 for the three months ended March 31, 2012 and 2011, respectively.

b.	Royalty commitments:

The Company is committed to pay royalties at the rate of 3.0% to 3.5% to the government of Israel through the Office of the Chief Scientist (“OCS”) on proceeds from sales of products in which the government participates in the research and development by way of grants. The obligation to pay these royalties is contingent on actual sales of the products and, in the absence of such sales, no payment is required. The commitment is on a product by product basis, in an amount not exceeding the total of the grants received by the Company, including interest accrued thereon, and is linked to the U.S. dollar. Commencing in 1999, grants are subject to interest at a rate of LIBOR (cost of borrowing funds in U.S. dollars). As of March 31, 2012 and December 31, 2011, the aggregate contingent liability to the OCS was approximately $10,735 and $10,609, respectively.

Royalty payments to the OCS were $0 and $736 for the three months ended March 31, 2012 and the year ended December 31, 2011, respectively.

c.	Legal proceedings:

From time to time the Company is subject to litigation arising in the ordinary course of business. No accruals for any lawsuits, to which the Company is party, are required in the financial statements. Additionally, the Company is party to certain lawsuits disclosed herein; whose outcome the Company does not believe will have a material adverse effect on its consolidated financial statements.

A group of former Israeli soldiers have filed three lawsuits for personal injury against the Municipality of Haifa, The Israel Oil Refineries Ltd., The Haifa Town Union Sewage and Haifa Chemicals Ltd. alleging that they contracted serious illnesses as a result of their military service which included diving in the Kishon River near Haifa Bay. In 2005, the Company and over 40 municipalities, governmental entities (including the State of Israel), cooperative villages (kibbutzim) and other companies, were named as third party defendants in these lawsuits. The hearing of the lawsuits was consolidated with the hearing of another lawsuit filed by a group of fishermen also claiming to suffer from serious illnesses as a result of their activities in the Kishon River. The proceedings are currently in different stages, during which the parties present the evidence in the cases to the court.

On June 15, 2008, the Company brought a lawsuit in the Tel-Aviv district court seeking a declaratory ruling and permanent injunction against Sun from taking actions to hinder the Company’s efforts to sell its Irish operations. This is legacy litigation from the change in control of the Company in September 2010, and the lawsuit, at this time, is dormant.

In May 2008, the State of Utah filed a lawsuit against the Company and a number of other pharmaceutical manufacturers. Generally speaking, the lawsuit alleges that the defendants caused the State to overpay pharmacies under the State Medicaid Program by reporting inflated published prices (average wholesale prices or “AWP”). The trial court dismissed the case with prejudice in February 2010. However, in March 2010, the plaintiff appealed the decision and the Utah Supreme Court issued its decision in June 2012. The ruling generally affirmed that the complaint by the plaintiff is inadequate and the State has been given leave by the court to re-plead its case.

In November 2010, the State of Louisiana filed a lawsuit in state court against the Company and a number of other pharmaceutical manufacturers. This lawsuit, similarly to the lawsuit filed by the State of Utah, also alleges that the defendants caused the State to overpay pharmacies under the State Medicaid Program by reporting inflated AWPs. The parties are currently in the discovery phase of the litigation. We are not in a position to quantify the likely outcome of these AWP cases.

On March 7, 2011, the Company was sued by The Blackstone Group L.P. (“Blackstone”) in the Supreme Court of the State of New York, County of New York. The lawsuit alleges breach of contract relating to fees under an agreement whereby Blackstone would provide certain financial advisory services to the Company. Blackstone originally sought $6.3 million in fees and expenses and has subsequently amended its pleadings to adjust its claim to $3.7 million. The parties are currently in the discovery phase of the litigation, and the Company denies liability in the matter.

On April 28, 2011, the Company filed a lawsuit against Suven Life Sciences Ltd. (“Suven”) in the United States District Court of New Jersey for infringement of its United States Patent No. 7,560,445 covering its Ovide ® (malathion) Lotion, 0.5%. The Company then filed an amended complaint on August 22, 2011 to include a newly issued patent, United States Patent No. 7,977,324. The suit alleges that Suven’s ANDA to sell its own malathion lotion infringes Taro’s patent.

d.	In 2008, the Company entered into severance agreements tied to a change in control, with certain executives whereby each executive would receive salary and benefits for a period of time if terminated after a change in control. In November 2010 and April 2011, the Company terminated the employment of certain of these executives.

e.	On April 29, 2011, the Board ratified a collective bargaining agreement dated as of April 6, 2011 (the “Agreement”) among Taro, the Histadrut Trade Union and Taro’s Employees Committee on behalf of Taro’s Israeli employees. The Agreement has a term of five years and automatically renews for two-year periods unless notice is provided by either side prior to the end of a term. The Agreement memorializes current employee-employer relations practices of Taro as well as additional rights relating to job security, compensation and other benefits. Additionally, the Agreement, inter alia, provides for a one-time payment of $1,500 (payable in NIS) to be divided among Taro’s Israeli employees as of the date of the Agreement.

f.	Licensing Agreements:

1.

On February 21, 2012, the Company entered into a License and Settlement Agreement (the “Medicis Settlement Agreement”) with Medicis Pharmaceutical Corporation. In connection with the Medicis Settlement Agreement, we agreed to settle all legal disputes between the parties relating to Medicis’ LOPROX ® Shampoo and Medicis agreed to withdraw its complaint against Taro pending in the U.S. District Court for the Southern District of New York for alleged patent infringement. Subject to the terms and conditions contained in the Medicis Settlement Agreement, Medicis granted Taro a non-exclusive, royalty-bearing license to make and sell limited quantities of our generic version of LOPROX ® Shampoo.

g.	Other:

Payments to pharmacies for Medicaid-covered outpatient prescription drugs are set by the states. For multiple source drugs, Federal reimbursements to states for the Federal share of those payments are subject to a Federal upper limit (FUL) ceiling. Health care reform legislation enacted in March 2010 changed the methodology by which the Centers for Medicare & Medicaid Services (CMS) calculates the FULs so that, effective October 1, 2010, the methodology is based on the weighted-average of the average manufacturer prices (AMPs) reported to the government by manufacturers of each of the therapeutically equivalent multiple source drugs. Effective October 1, 2010, the legislation also changed the definition of AMP to exclude sales to certain customer classes that were previously included. In addition, under the Medicaid Drug Rebate Program, manufacturers are required, as a condition of Federal payment for their drugs under Medicaid, to pay rebates to state Medicaid programs on drugs dispensed to Medicaid beneficiaries in the state. The amount of the rebate is based on the AMP of the drug. Besides changing the definition of AMP, the health care reform legislation increased the minimum Medicaid Rebate, effective January 1, 2010.